Exhibit 99.1
Growing Forward Bank of America Merrill Lynch 2011 Power and Gas Leaders Conference September 20, 2011

This presentation is made as of the date hereof and contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD- LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections of CMS Energy's and Consumers Energy's Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. Reported earnings could vary because of several factors, such as legacy issues associated with prior asset sales. Because of those uncertainties, the company is not providing reported earnings guidance. 1

Consumers Energy Needed Utility investment = rate base growth Unique enablers Good law Good regulation Affordable and sustainable Funded internally Ludington Pumped Storage B C Cobb J H Campbell D E Karn J C Weadock Mio Alcona Cooke Foote Loud 5 Channels Hodenpyl Tippy Rogers Hardy Croton Webber Allegan Electric Gas Combination Growth Overview Territory Investment growth balances responsible rate increases with attractive earnings growth. Zeeland J R Whiting 2

CMS Business Model . . . . Actual Results (2006-2010) Future Outlook (2011-2015) .. . . . predictable and repeatable. $4.6 Billion Investment 5%-7% OCF & EPS Growth NOLs in lieu of Equity <3% Base Rates <2% Base Rates NOLs in lieu of Equity $6.4 Billion Investment 7% OCF & EPS Growth 3

Plan Model Strengthens . . . . Needed Investment Enablers Michigan Energy Law Good regulation Base rates < inflation O&M cost flat to down Sales recovery Cash from NOLs Risk Mitigation Energy Law Discipline Strong liquidity RESULTS - Consistent Financial Performance .. . . . with enablers and risk mitigation. 4

ENABLER - 2011-2015 Capital Investment . . . . .. . . . "needed" (vs "wanted") -- grows rate base 5% to 7%. 5 $6.4 Billion

ENABLER - Michigan Energy Law . . . . Growth Renewable energy plan Energy optimization Speed File and implement ratemaking Forward test year Risk Mitigation Retail open access cap Decoupling ? ? ? ? Law Implementation ? ? ? .. . . . enables fast rate recovery and mitigates risks. ? ? ? ? ? 6

Regulatory Progress . . . . .. . . . working well. 2009 Filed $214 M Self-Imp $179 M Order $139 M 2010 Filed $178 M Self-Imp $150 M Order $146 M 2009 Filed $114 M Self-Imp $89 M Order $66 M 2010 Filed $55 M 78% 97% 74% Electric Gas New Renewable Plan $54 M Reduction 2011 Filed $195 M Self- Imp Order $31 M Decision New Energy Law 2008 2009 2010 2011 2012 2008 2009 2010 2011 2012 Filed $49 M Self- Imp Decision 7

Michigan Public Service Commission (MPSC) Composed of three members appointed by the Governor with the advice and consent of the Senate Appointed to serve staggered six-year terms No more than two Commissioners may represent the same political party One Commissioner is designated as Chairman by the Governor Orjiakor Isiogu, Commissioner Appointed: 9/9/07 Term Ends: 7/2/13 Democrat Greg White, Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 Independent 8 John D. Quackenbush, Chairman Appointed: 9/15/11 Term Ends: 7/2/17 Republican Photo not available

ENABLER - Intense Customer Focus . . . . .. . . . to maintain affordable and sustainable rates. 2011-2015 Estimated Annual Average Base Rate Increases Productivity Initiatives Customer Value Initiative Maximize Energy Optimization Improve system reliability Competitive rates 9

ENABLER - O&M Cost Control . . . . Fuel Western coal - $250 million Base Rates and Surcharges Benefit plans - $30 million SAP system efficiencies - $40 million Reduced workforce - $30 million Reduced customer renewable energy surcharge - about $54 million .. . . . helps maintain "affordability" (creates headroom). Recent Cost Reductions Average Annual Increasea 7.5% 2.8% _ _ _ _ _ a Excluding Energy Optimization 10

ENABLER - Electric Sales (weather adjusted) . . . . 2011 Sales (vs 2010) .. . . . near pre-recession levels, conservative outlook. Electric Sales 0 7% decline 1979 to 1982 6% decline 2007 to 2009 Total +2% Up 9% 1983 &1984 Up 4% 2010 & 2011 11

Annual Peak Load . . . . .. . . . reached new sendout record. 8,883 8,896 12

ENABLER - Federal Tax Benefits . . . . .. . . . offset need for equity (dilution) for five years! Gross NOLs (bils) $1.4 $1.3 $1.2 $0.5 $0 Net NOLs and Credits (bils) 13

Risk Mitigation . . . . Risk Mitigation Economy Sluggish recovery or downturn Back-up liquidity Customer focus Capital Investments Regulatory recovery Priority projects Regulatory alignment Regulatory / Political ROA and customer rate pressure ROA "cap" Rate increases < "inflation" Commodities (prices) Regulatory alignment Follow MPSC-approved plan to ensure recovery Capital Structure Interest rates Maintain financial flex Prefund obligations Shareowner Return Sustainable returns; interest rates Risk management Consistent EPS performance Attractive dividend policy .. . . . CMS ranks among best at risk mitigation. 14

Liquidity Strong With Recent Renewals . . . . .. . . . and substantial cash as of June 30, 2011. Renewal Availability Capacity $2.6 Billion $2.3 Billion Among first 5-year term revolvers since 2007 CMS Energy 5-year revolver Consumers Energy Cash Letter of Credit 2011 AR Facility 2011 Letter of Credit 2013 5-year revolver 2016 2016 $550 mils 500 150 250 994 30 $547 mils 311 150 250 994 3-year revolver 2013 104 46% of Mkt Cap 15

16 Amount (bils) $ Gross operating cash flow a up $0.1 billion per year $1.8 Interest Working capital and taxes Base Investment $1.3 $1.6 $1.6 $1.7 $1.5 $1.9 Cash flow before dividend Investment choices _ _ _ _ _ a Non-GAAP .. . . . supported by "desirable" investments. RESULTS - Operating Cash Flow Growth . . . .

_ _ _ _ _ a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006 b $1.25 excluding discontinued Exeter operations and accounting changes related to Convertible debt and restricted stock 8% CAGR .. . . . supported by "desirable" investments. RESULTS - EPS and Dividend Growth . . . . Dividend Annual ¢/share Payout 25% 30% 40% 84¢ +68% $1.20 $1.25 $1.26 $1.35 5%-7% Growth $1.44 $1.21 b Actual a Guidance Int'l Sale 17

Key Takeaways Needed Utility investment = rate base growth Enablers Good Energy Law Good regulation Affordable and sustainable Funded internally 18

Appendix

20

21

22

$1.5 Billion Environmental Investment . . . . Environmental emission reductions better than plan Regulatory outlook improved GHG Regulation - minimal impact anticipated .. . . . over next 5 years. 23

Environmental Spending 2011-2015 . . . . Mercury SO2 NOx Emissions Reductions Expenditures .. . . . significantly reduced air emissions. 24

Renewable Energy Plans . . . .



Renewable Facilities
Proposed Company-owned Wind Facilities
New Power Purchase Agreements (287 MW)
Upper Peninsula
Lake Winds Energy Park
Cross Winds Energy Park

- **Michigan energy law requires:**
  - **10% renewables by 2015**
  - **Purchase 50% and build 50%**
- **Renewable energy surcharge reduced about $54 million annually**
- **Still plan to invest $650 million over next five years, primarily on wind power**

. . . . at lower customer costs while maintaining investment.

25

Reliability Investments . . . . $700 million next 5 years Reduce outage frequency Reduce repetitive outages Improves Customer Average Interruption Duration Index Increase customer satisfaction .. . . . reduces outages and increases customer satisfaction. 26

Ludington Upgrade to 2,200 MW . . . . .. . . . underway. Increase capacity by 15% Increase efficiency by 5% Operate for 30 years before next major overhaul $800 million total investment over 10 years $150 million upgrade $650 million maintenance Consumers Energy share $400 million 27

Smart Grid Deployment . . . . .. . . . improves overall financial viability. Billing Customer Information Outage Management Work and Asset Management Enterprise Applications MDM/MDUS Total project cost $750 million Meter deployment begins early 2012 Removed deployment of gas only meters Minimize upfront IT system cost by installing only basic functionality Expanded functions installed later Improved ability to scale plan 28

Bonus Depreciation . . . . Cash Flow Cash Flow Cash Flow 2010-2012 2013-2015 2011 EPS Utility (mils) (mils) New bonus depreciation benefit $ 400 $(100) -5¢ Accelerate investment and pension funding (200) 200 +5¢ Reduce debt (200) (100) - Total Utility $ 0 $ 0 0¢ Parent NOL use extended two years $(400) $400 New debt; less equity to Utility 400 (400) Total Parent $ 0 $ 0 0¢ .. . . . supports investment and extends use of NOLs. ? ? 29

U.S. DOE Settlement . . . . Amount (mils) Proceeds from DOE towards SNF costs $120 Existing book value (85) Excess over book value $35 Proposed refund to customers (23) Remaining proceeds $12 (subject to MPSC approval) .. . . . mitigates risk, reduces rate pressure, and creates earnings potential. Spent Nuclear Fuel (SNF) Settlement Earnings Potential Rate Mitigation 30

New Michigan Corporate Income Tax . . . . Utility Enterprises & Parent (mils) (mils) Future State Tax (payment)/ benefit $(134) $32 Regulatory asset to be recovered through rates 134 NA Gain recorded in Second Quarter $ 0 $32 .. . . . similar to MBT, except recognition of existing tax/book expense difference. a a _ _ _ _ _ a After tax 31

2011 Cash Flow Forecast (non-GAAP) CMS Energy Parent Consumers Energy _ _ _ _ _ a Includes other _ _ _ _ _ b Includes cost of removal and capital leases DOE 32

2011 Sensitivities . . . . _ _ _ _ _ * Less than 0.5¢ or $500,000 .. . . . partly mitigated. Annual Impact Annual Impact Annual Impact Sensitivity EPS OCF (mils) Sales (weather adjusted) Electric (37,558 Gwh) Gas (285 Bcf) + 1% + 1 $ 0 + 0.01 + $20 + 5 Gas prices (NYMEX) + 1.00 0.01 60 Uncollectible accounts (mils) + 5 0.01 * ROE (authorized) Electric (10.7%) Gas (10.5%) + 50 bps + 50 + 0.06 + 0.02 + 25 + 10 Stock price (dilution) $1 share + 0.01 0 - + - + - + 33

Michigan 2010 Census Results Population Change by County: 2000-2010 15-25% 5-15 0-5 < -10 Not in service territory Service Territory Change Consumers +3% Non-Consumers - 7 State of Michigan - 1 > -10 34

Electric Customer Base Diversified . . . . Hemlock Semiconductor General Motors State of Michigan Meijer Incorporated Nexteer Automotive Corporation Packaging Corporation of America Gerdau MacSteel Denso International Spectrum Health City of Grand Rapids Percent of 2010 electric gross margin is 2% Top Ten Customers Residential Commercial Autos Industrial Other (including ROA) 0.48 0.31 0.04 0.1 0.07 $1.95 Billion .. . . . "Autos" only 4% of gross margin. 2010 Electric Gross Margin Note: "Autos" includes 180 Business Partners identified by customer account managers 35

36

37

38

39

40

GAAP Reconciliation

CMS ENERGY CORPORATION
Earnings Per Share By Year GAAP Reconciliation
(Unaudited)

	2003	2004	2005	2006	2007	2008		2009	2010

Reported earnings (loss) per share — GAAP	$(0.30)	$0.64	$(0.44)	$(0.41)	$(1.02)	$1.20		$0.91	$1.28

After-tax items:
Electric and gas utility	0.21	(0.39)	—	—	(0.07)	0.05		0.33	0.03
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)		0.09	(0.03)
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)		0.01	*
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(*	)	(0.08)	0.08
Asset impairment charges, net	—	—	1.82	0.76	0.60	—		—	—
Cumulative accounting changes	0.16	0.01	—	—	—	—		—	—

Adjusted earnings per share, including MTM — non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21	(a)	$1.26	$1.36
Mark-to-market impacts		0.03	(0.43)	0.51

Adjusted earnings per share, excluding MTM — non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA		NA	NA

*	Less than $500 thousand or $0.01 per share.
(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.
2003-10 EPS

CMS Energy
Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities
(unaudited)
(mils)

	2009	2010	2011	2012	2013	2014	2015
Consumers Operating Income + Depreciation & Amortization	$1,248	$1,498	$1,525	$1,601	$1,657	$1,757	$1,872
Enterprises Project Cash Flows	16	39	30	35	47	47	46

Gross Operating Cash Flow	$1,264	$1,537	$1,555	$1,636	$1,704	$1,804	$1,918

Other operating activities including taxes, interest payments and working capital	(416)	(578)	(385)	(406)	(472)	(439)	(835)

Net cash provided by operating activities	$848	$959	$1,170	$1,230	$1,232	$1,365	$1,083

2009-15 OCF

CMS ENERGY CORPORATION
Earnings By Quarter and Year GAAP Reconciliation
(Unaudited)

(In millions, except per share amounts)	2010
	1Q	2Q	3Q	4Q	YTD Dec

Reported net income — GAAP	$85	$80	$134	$25	$324

After-tax items:
Electric and gas utility	6	*	—	—	6
Enterprises	1	(31)	(2)	24	(8)
Corporate interest and other	*	*	—	*	*
Discontinued operations loss	1	16	*	6	23

Adjusted income — non-GAAP	$93	$65	$132	$55	$345

Average shares outstanding, basic	228.0	228.2	229.0	240.7	231.5
Average shares outstanding, diluted	246.5	247.6	254.7	258.4	252.9

Reported earnings per share — GAAP	$0.34	$0.32	$0.53	$0.09	$1.28

After-tax items:
Electric and gas utility	0.03	*	—	—	0.03
Enterprises	*	(0.13)	(0.01)	0.10	(0.03)
Corporate interest and other	*	*	—	*	*
Discontinued operations loss	0.01	0.07	*	0.02	0.08

Adjusted earnings per share — non-GAAP	$0.38	$0.26	$0.52	$0.21	$1.36

(In millions, except per share amounts)	2011
	1Q	2Q

Reported net income — GAAP	$135	$100

After-tax items:
Electric and gas utility	—	—
Enterprises	*	(28)
Corporate interest and other	—	(4)
Discontinued operations (income) loss	(2)	*

Adjusted income — non-GAAP	$133	$68

Average shares outstanding, basic	250.0	250.3
Average shares outstanding, diluted	261.7	261.9

Reported earnings per share — GAAP	$0.52	$0.38

After-tax items:
Electric and gas utility	—	—
Enterprises	*	(0.11)
Corporate interest and other	—	(0.01)
Discontinued operations (income) loss	(0.01)	*

Adjusted earnings per share — non-GAAP	$0.51	$0.26

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.
2011 A-1

CMS Energy Corporation
Earnings Segment Results GAAP Reconciliation
(Unaudited)

	Three Months Ended				Six Months Ended
June 30	2011		2010		2011	2010

Electric Utility
Reported		$0.32		$0.35	$0.57	$0.51
Downsizing Program		—		*	—	0.02

Adjusted		$0.32		$0.35	$0.57	$0.53

Gas Utility
Reported		$0.02	$	*	$0.36	$0.27
Downsizing Program		—		*	—	0.01

Adjusted		$0.02	$	*	$0.36	$0.28

Enterprises
Reported		$0.11		$0.13	$0.12	$0.17
Tax Changes		(0.11)		—	(0.11)	—
Asset Sales Gains and Other		*		(0.13)	*	(0.13)

Adjusted	$	*	$	*	$0.01	$0.04

Corporate Interest and Other
Reported		$(0.07)		$(0.09)	$(0.16)	$(0.21)
Tax Changes		(0.01)		—	(0.01)	—
Asset Sales Gains and Other		—		*	—	*

Adjusted		$(0.08)		$(0.09)	$(0.17)	$(0.21)

Discontinued Operations
Reported	$	*		$(0.07)	$0.01	$(0.07)
Discontinued Operations (Income) Loss		*		0.07	(0.01)	0.07

Adjusted		$—		$—	$—	$—

Totals
Reported		$0.38		$0.32	$0.90	$0.67
Discontinued Operations (Income) Loss		*		0.07	(0.01)	0.07
Downsizing Program		—		*	—	0.03
Tax Changes		(0.12)		—	(0.12)	—
Asset Sales Gains and Other		*		(0.13)	*	(0.13)

Adjusted		$0.26		$0.26	$0.77	$0.64

Average Common Shares Outstanding — Diluted (in millions)		261.9		247.6	261.5	247.7

*	Less than $0.01 per share.
2011 A-2

Consumers Energy
2011 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Tax	Interest	Other Working	Capital	Securitization	Preferred	Common	Consolidated Statements of Cash Flows
	non-GAAP	Sharing	Payments	Capital	Lease Pymts	Debt Pymts	Dividends	Dividends	GAAP
Description	Amount	Operating	as Operating	as Investing	as Financing	as Financing	as Financing	as Financing	Amount	Description
Cash at year end 2010	$71	$—	$—	$—	$—	$—	$—	$—	$71	Cash at year end 2010

Sources
Operating	$1,525
Other working capital	(40)

Sources	$1,485	$35	$(233)	$23	$23	$37	$—	$—	$1,370	Net cash provided by operating activities

Uses
Interest and preferred dividends	$(235)
Capital expenditures	(1,040)
Dividends/tax sharing to CMS	(325)

Uses	$(1,600)	$(35)	$233	$(23)	$—	$—	$2	$360	$(1,063)	Net cash provided by investing activities

Cash flow	$(115)	$—	$—	$—	$23	$37	$2	$360	$307	Cash flow from operating and investing activities

Financing
Equity	$125
New Issues	—
Retirements	—
Net short-term financing & other	(46)

Financing	$79	$—	$—	$—	$(23)	$(37)	$(2)	$(360)	$(343)	Net cash provided by financing activities

Net change in cash	$(36)	$—	$—	$—	$—	$—	$—	$—	$(36)	Net change in cash

Cash at year end 2011	$35	$—	$—	$—	$—	$—	$—	$—	$35	Cash at year end 2011

2011 A-3

CMS Energy Parent
2011 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest	Overheads &	Other	Preferred	Cash From	Consolidated Statements of Cash Flows
	non-GAAP	Payments	Tax Payments	Uses (a)	Dividends	Consolidated	GAAP
Description	Amount	as Operating	as Operating	as Operating	as Financing	Companies	Amount	Description
Cash at year end 2010	$163	$—	$—	$—	$—	$13	$176	Cash at year end 2010

Sources
Consumers Energy dividends/tax sharing	$325
Enterprises	30

Sources	$355	$(130)	$(15)	$(49)	$—	$1	$162	Net cash provided by operating activities

Uses
Interest and preferred dividends	$(130)
Overhead and Federal tax payments	(15)
Equity infusions	(125)

Uses (a)	$(330)	$130	$15	$49	$—	$(82)	$(218)	Net cash provided by investing activities

Cash flow	$25	$—	$—	$—	$—	$(81)	$(56)	Cash flow from operating and investing activities

Financing and dividends
New Issues	$250
Retirements	(200)
Equity programs (DRP, continuous equity)	29
Net short-term financing & other	(9)
Common dividend	(210)

Financing	$(140)	$—	$—	$—	$—	$82	$(58)	Net cash provided by financing activities

Net change in cash	$(115)	$—	$—	$—	$—	$1	$(114)	Net change in cash

Cash at year end 2011	$48	$—	$—	$—	$—	$14	$62	Cash at year end 2011

(a)	Includes other and roundings
2011 A-4

Consolidated CMS Energy
2011 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

			Eliminations/Reclassifications to Arrive at the Consolidated
			Statement of Cash Flows
Statements of Cash Flows			Consumers	Consumers	Equity
	Consumers	CMS Parent	Common Dividend	Preferred Dividend	Infusions to	Consolidated Statements of Cash Flows
Description	Amount	Amount	as Financing	as Operating	Consumers	Amount	Description
Cash at year end 2010	$71	$176	$—	$—	$—	$247	Cash at year end 2010

Net cash provided by operating activities	$1,370	$162	$(360)	$(2)	$—	$1,170	Net cash provided by operating activities

Net cash provided by investing activities	(1,063)	(218)	—	—	125	(1,156)	Net cash provided by investing activities

Cash flow from operating and investing activities	$307	$(56)	$(360)	$(2)	$125	$14	Cash flow from operating and investing activities

Net cash provided by financing activities	$(343)	$(58)	$360	$2	$(125)	$(164)	Net cash provided by financing activities

Net change in cash	$(36)	$(114)	$—	$—	$—	$(150)	Net change in cash

Cash at year end 2011	$35	$62	$—	$—	$—	$97	Cash at year end 2011

2011 A-5

CMS Energy
2011 Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities
(unaudited)
(mils)

2011
Consumers Operating Income + Depreciation & Amortization	$1,525
Enterprises Project Cash Flows	30

Gross Operating Cash Flow	$1,555
Other operating activities including taxes, interest payments and working capital	(385)

Net cash provided by operating activities	$1,170

2011 A-6